Rule 497(e)

File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT

of

Empower Annuity Insurance Company of America

Group Flexible Premium Variable Annuity Contracts

Supplement dated November 5, 2024 to Prospectus dated May 1, 2024

This Supplement amends certain information contained in the Prospectus dated May 1, 2024

Fund Merger and Termination

Earlier this Summer, you were sent a notice indicating that at a meeting held on June 12-13, 2024, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Empower Ariel Mid Cap Value Fund, a series of Empower Funds (the “Target Fund”), with and into the Empower Mid Cap Value Fund, another series of Empower Funds (the “Acquiring Fund”) (the “Merger”) on or about October 25, 2024 (“Closing Date”). The Merger did not require shareholder approval and was anticipated to be a tax-free reorganization for U.S. federal income tax purposes.

Additionally, on October 18, 2024, you were sent a notice reminding you of the changes described above and that as of the close of business on the Closing Date, investors who hold units of the Separate Account Sub-Account that invest Institutional Class and Investor Class shares of the Target Fund will automatically receive a proportionate number of Institutional Class and Investor Class units, respectively, of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the Merger will have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Target Fund.

The Closing Date has now passed. If you did not transfer your accumulation unit value of the Separate Account Sub-Account investing in the Target Fund, you received a proportionate number of Institutional Class and Investor Class units, respectively, of the Separate Account Sub-Account that invests in the Acquiring Fund as described above.

You are permitted to transfer of all the units you now hold in the Separate Account Sub-Account that invests in the Acquiring Fund to other investment options currently offered under your Contract without penalty, fees, or restrictions related to the number of transfers you may make in a year, if you make such transfer within 60 days after the Closing Date.

Please see the Prospectus or Summary Prospectus, if applicable, for the Acquiring Fund or any investment option you would like to review for further information on its fees, performance, strategies and risks. You may call 1-855-756-4738 to obtain a Prospectus or a Summary Prospectus, if applicable, for the Acquiring Fund or any other investment option.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2024-PROSUPP-2-FF